UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 14, 2014
NGA HoldCo, LLC
(Exact name of registrant as specified in its charter)

Nevada	0-52734	20-8349236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Waterway Avenue, Suite 150 The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 713-559-7400
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On February 14, 2014, management of NGA Holdco, LLC (the “Company”) concluded that the Company’s previously issued financial statements contained in its annual report on Form 10-K for the year ended February 28, 2013, along with the previously issued financial statements contained in the Company’s quarterly reports on Form 10-Q for the quarterly periods ended May 31, 2013, August 31, 2013 and November 30, 2013 should no longer be relied upon based on errors discovered in the financial statements of one of the Company’s equity method investees, which were relied upon by the Company in preparing its financial statements included in its aforementioned reports. The investee’s financial statements contained errors related to the recognition of the investee’s share of the net losses of its partially owned joint venture under the equity method of accounting. The investee has issued restated financial statements for the year ended December 31, 2012 and for the quarterly and nine month periods ended September 30, 2013 and will include the corrected financial statement amounts in restated financial statements for the quarterly period ended March 31, 2013 and the quarterly and six month periods ended June 30, 2013. The estimated effects of the misstatements on the Company's consolidated financial statements were to overstate net income for the year ended February 28, 2013, and our investment in Eldorado as of that date, by approximately $1.7 million, and to understate net income for the nine months ended November 30, 2014 by approximately $0.4 million.

The investee’s management has determined that the investee’s need to restate its financial statements (and thus the Company’s need to restate its financial statements) resulted from a material weakness in the investee’s internal control over financial reporting. The investee has been actively engaged in developing a remediation plan to address the material weakness. The investee’s management has informed the Company that implementation of a remediation plan is in process and consists of, among other things, implementing additional review procedures, financial and management controls and reporting procedures.

The Company’s management has discussed with Piercy Bowler Taylor & Kern, the Company’s independent registered public accounting firm, the matters disclosed in this current report on Form 8-K.

The Company will restate the financial statements in its filings noted above to correct the errors related to its investment in the aforementioned investee and will include the restated financial statements in amendments to the aforementioned filings on Form 10-K/A and Form 10-Q/A, as applicable, which will be filed with the Securities and Exchange Commission as soon as practicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGA HOLDCO, LLC

Date: February 21, 2014	By:	/s/ Timothy T. Janszen
Timothy T. Janszen, Operating Manager